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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
NORTHERN FUNDS -- MULTI-MANAGER FUNDS
Supplement dated December 7, 2006 to Statement of Additional Information dated July 31, 2006

For the Multi-Manager Small Cap Fund, effective November 1, 2006, the following replaces the last paragraph under "Investment Objectives and Policies" on page 3:

Multi-Manager Small Cap Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily smaller market capitalization equity securities. Any income received is incidental to this objective. Small capitalization companies are considered to be those whose market capitalization is, at the time of investment, generally within the range of the market capitalization of the companies in the Russell 2000(R) Index or the S&P SmallCap 600 Index.

The following paragraph is added under "Stock Indices" on page 19:

The S&P SmallCap 600 Index is an unmanaged small cap index which measures the performance of the 600 smallest stocks in the S&P Composite 1500 Index. These stocks comprise 3%-4% of the U.S. domestic equities market. As of September 30, 2006, the market capitalization of the companies in the S&P SmallCap 600 Index was between $50 million and $3.1 billion.

The second paragraph under "General Information" on page 76 is replaced with the following:

         The performance of the Funds may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper, Inc. or to the S&P 500 Index, the Consumer Price Index, the Dow Jones Industrial Average, the MSCI ACWI Ex-U.S. Index, the Russell Midcap Index, the Russell 2000 Index or the S&P SmallCap 600 Index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Funds. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.